UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 23, 2015

Warren Resources, Inc.

(Exact Name of Registrant
as Specified in Charter)

Maryland	0-33275	11-3024080
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, 34th Floor

New York, New York 10036

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (212) 697-9660

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

On July 23, 2015, Warren Resources, Inc. issued a press release announcing that it has extended the expiration date of its registered offer to exchange up to $230,410,000 aggregate principal amount of its 9.000% Senior Notes due 2022, which have been registered under the Securities Act of 1933, as amended, for up to $230,410,000 of its outstanding 9.000% Senior Notes due 2022, which were previously issued in a private placement, until 5:00 p.m., New York City time, on July 23, 2015.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information under this heading, including the related Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
99.1	Press Release of Warren Resources, Inc. dated July 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Warren has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 23, 2015

WARREN RESOURCES, INC.

By:	/s/ Saema Somalya
Saema Somalya,
Senior Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Warren Resources, Inc. dated July 23, 2015.